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                                                                   EXHIBIT 10.1F

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                         CAPSTEAD CAPITAL CORPORATION
                     PORTFOLIO PASS-THROUGH PROGRAM 1993PA
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1993PA-1 through SERIES 1993PA-26

                              AMENDMENT NO. 2 TO
           AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT

                           Dated as of June 1, 1996

                         with respect to that certain

          AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT,

                          Dated as of October 1, 1993

                                     Among

                        CMC SECURITIES CORPORATION II,

                             as successor Sponsor

                         CAPSTEAD CAPITAL CORPORATION,

                                  as Sponsor

                        CAPSTEAD MORTGAGE CORPORATION,

                               as Administrator

                                      and

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,

                                  as Trustee


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     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED POOLING AND ADMINISTRATION
AGREEMENT (this "Amendment No. 2") is dated June 1, 1996 and is by and between Capstead Capital Corporation, a Delaware corporation ("CCC"), as Sponsor, CMC Securities Corporation II, a Delaware corporation ("CMCSC II"), as successor Sponsor to CCC, Capstead Mortgage Corporation, a Maryland corporation ("CMC"), as Administrator, and Texas Commerce Bank National Association, as trustee under the Amended and Restated Pooling and Administration Agreement referred to below (the "Trustee").


                               R E C I T A L S :
                               - - - - - - - -


     A. CCC, CMC and the Trustee are parties to the Amended and Restated Pooling and Administration Agreement dated as of October 1, 1993, as amended by Amendment No. 1 thereto dated as of February 1, 1995 (collectively, the "Amended and Restated Pooling and Administration Agreement"), as supplemented by Supplement Nos. 1 through 3 thereto dated as of June 1, 1993, September 1, 1993 and January 1, 1994, respectively (collectively, the "Supplements").

     B. CCC desires to assign to CMCSC II, and CMCSC II desires to assume, certain rights and obligations of CCC under the Amended and Restated Pooling and Administration Agreement and the Supplements with respect to the portfolio pass-through certificates listed on Schedule A attached hereto (collectively, the
                               ----------
"Series 1996B Asset Certificates"), as provided in this Amendment No. 2.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. CCC, for valuable consideration, the receipt of which is hereby acknowledged, hereby assigns and transfers to CMCSC II all of CCC's rights and obligations under the Amended and Restated Pooling and Administration Agreement and Supplements with respect to the Series 1996B Asset Certificates, and CMCSC II hereby accepts such assignment and hereby assumes such rights and obligations. In connection with the foregoing assumption, CMCSC II acknowledges and agrees with the Trustee that CMCSC II assumes, from the date hereof, the due and punctual performance of each covenant and condition to be performed or observed by CCC as the "Sponsor" under the Amended and Restated Pooling and Administration Agreement and Supplements with respect to the Series 1996B Asset Certificates. The holders of 100% of the fractional undivided interests in the Series 1996B Asset Certificates having consented to the foregoing assignment, the Trustee hereby releases CCC from all of its obligations under the Amended and Restated Pooling and Administration Agreement and Supplements with respect to the Series 1996B Asset Certificates, other than the obligations arising from events, actions or omissions by CCC as the Sponsor under the Amended and Restated Pooling and Administration Agreement and Supplements with respect to the Series 1996B Asset Certificates prior to the date hereof.

     2.   CMCSC II hereby represents and warrants to the Trustee that:

          (a) CMCSC II is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate and other power and

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     authority to execute, deliver and enter into this Amendment No. 2 and to perform all of its duties and obligations pursuant hereto;

          (b) The execution and delivery of this Amendment No. 2 has been duly authorized by CMCSC II and, when executed and delivered, will constitute a valid and binding obligation of CMCSC II, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and that certain equitable remedies may not be available;

          (c) The execution and delivery of this Amendment No. 2 by CMCSC II in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate (a) its certificate of incorporation or bylaws, or (b) any laws which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to CMCSC II, and will not constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which CMCSC II is a party or which may be applicable to it or any of its assets; and

          (d) The execution and delivery of this Amendment No. 2 by CMCSC II in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

     3. Pursuant to Section 10.07 of the Amended and Restated Pooling and Administration Agreement, CMCSC II, as Sponsor with respect to the Series 1996B Asset Certificates, hereby designates its notice address as follows:

                         CMC Securities Corporation II
                         2711 North Haskell Avenue, Suite 1000
                         Dallas, Texas  75204
                         Attn: Wade Walker
                         Facsimile No. (214) 874-2507

     4. To the best of CCC's knowledge and as of the date hereof, there are no defaults under the Amended and Restated Pooling and Administration Agreement or the Supplements or events which, with the passage of time or the giving of notice or both, would be considered defaults under the Amended and Restated Pooling and Administration Agreement or the Supplements.

     5. CCC hereby agrees to indemnify and hold CMCSC II harmless against any and all loss, liability, claim, damage and expenses whatsoever, incurred by CMCSC II and arising out of the acts of CCC as Sponsor under the Amended and Restated Pooling and Administration Agreement or the Supplements prior to June 1, 1996 or as a result of the breach by CCC of any representation or warranty made by CCC under the Amended and Restated Pooling and Administration Agreement or the Supplements prior to June 1, 1996.

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     6.   This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



             [The Remainder of this Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the undersigned parties have entered into, as of the date first set forth hereon, this AMENDMENT NO. 2 TO AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT.

                               CMC SECURITIES CORPORATION II



                               By:______________________________________________
                                     Wade Walker, Vice President - Asset and
                                     Liability Management


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CMC SECURITIES CORPORATION II, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                              _____________________________________________
                              Notary Public in and for the State of Texas

My Commission Expires:

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                               CAPSTEAD CAPITAL CORPORATION



                               By:_____________________________________________
                                     Wade Walker, Vice President - Asset and
                                     Liability Management



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CAPSTEAD CAPITAL CORPORATION, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                              Notary Public in and for the State of Texas


My Commission Expires:

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                               CAPSTEAD MORTGAGE CORPORATION



                               By:_____________________________________________
                                     Wade Walker, Vice President - Asset and
                                     Liability Management



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                              Notary Public in and for the State of Texas


My Commission Expires:

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                                         TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, AS TRUSTEE



                                         By:____________________________________
                                               Rafael Herrera,
                                               Vice President and
                                               Trust Officer


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Rafael Herrera, known to me to be a Vice President and Trust Officer of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee, a national banking association, the association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                              Notary Public in and for the State of Texas


My Commission Expires:

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                                  SCHEDULE A

                    List of Series 1996B Asset Certificates
                    ---------------------------------------

     The following Series' of Capstead Capital Corporation's Portfolio Pass-Through Program 1993PA Mortgage Pass-Through Certificates constitute "Series 1996B Asset Certificates" for purposes of the foregoing Amendment No. 2:

                       Series 1993PA-1
                       Series 1993PA-3
                       Series 1993PA-6
                       Series 1993PA-8
                       Series 1993PA-11
                       Series 1993PA-12
                       Series 1993PA-15
                       Series 1993PA-16
                       Series 1993PA-17
                       Series 1993PA-18
                       Series 1993PA-19
                       Series 1993PA-20
                       Series 1993PA-21
                       Series 1993PA-24
                       Series 1993PA-25
                       Series 1993PA-26